SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT.


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): January 26, 1996
    --------------------------------------------------------------------
                                                     (January 12, 1996)


                         Ames Department Stores, Inc.
         --------------------------------------------------------
          (Exact Name of Registrant As Specified In Its Charter)


                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)


              1-5380                                 04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)



    2418 Main Street; Rocky Hill, Connecticut               06067-0801
    -----------------------------------------               ----------
    (Address Of Principal Executive Offices)                (Zip Code)


                               (203) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
      --------------------------------------------------------------
      (Former Name Or Former Address, If Changed Since Last Report)




                       Exhibit Index on Page 3
                  Page 1 of 26 (Including Exhibits)



Item 5:   OTHER EVENTS

             On January 12, 1996, Ames Department Stores, Inc. ("Ames"
          or the "Company") issued a press release regarding fiscal
          December, 1995 profitability, the adoption of certain cost-reduction initiatives and the amendment to certain covenants and provisions of the Company's $300 million revolving credit agreement (the "Credit Agreement") with a group of banks and financial institutions led by BankAmerica Business Credit, as agent.  A copy of  the press release is attached hereto as Exhibit 20 and is
          incorporated by reference herein.   A copy of the amendment to
          the Credit Agreement is attached hereto as Exhibit 4 and is incorporated by reference herein.

             The amendment modifies, among other things, the definition of EBITDA (earnings before interest expense, income taxes, depreciation and amortization, gains or losses on the sale of facilities after January 28, 1996 and certain other noncash charges); adjusts the minimum EBITDA covenant and the minimum EBITDA to cash interest expense ratio required beginning with the quarter ended January 27, 1996; and permits borrowings under the Credit Agreement of up to $15 million during the period beginning November 15, 1995 and ending February 15, 1996 (the "Clean-up Period"). As of the date of the filing of this Form 8-K, the Company did not incur any borrowings under the Credit Agreement for 30 consecutive days during the Clean-up Period.



Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          Exhibit:  4    Fourth Amendment and Waiver Agreement dated as
                         of January 12, 1996 between BankAmerica Business
                         Credit, Inc., as Agent, and Ames Department
                         Stores, Inc.


          Exhibit 20    Press Release dated January 12, 1996



                            Page 2 of 26




                         INDEX TO EXHIBITS




     Exhibit No.               Exhibit                          Page No.


        4          Fourth Amendment and Waiver Agreement            5
                   dated as of January 12, 1996 between
                   BankAmerica Business Credit, Inc., as
                   Agent and Ames Department Stores, Inc.


       20          Press Release dated January 12, 1996            25














                           Page 3 of 26






                            SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  AMES DEPARTMENT STORES, INC.
                              -------------------------------------
                                         Registrant




Dated:  January 24, 1996           By:  /s/ John F. Burtelow
                                      -----------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer




Dated:  January 24, 1996           By:  /s/ William C. Najdecki
                                      ------------------------------
                                        William C. Najdecki
                                        Senior Vice President,
                                        Finance












                             Page 4 of 26